Exhibit 10.30

Schedule of Annexes not Filed with Exhibit 10.29 pursuant to

Instruction 2 to Item 601 of Regulation S-K

This Schedule identifies the annexes to the contract filed as Exhibit 10.29 (the “Contract”) which were omitted from such Exhibit pursuant to Instruction 2 to Item 601 of Regulation S-K. Capitalized terms used herein have the same meanings ascribed to them in the Contract.

1.	Annex No. 1 to Annex 1 – Model Letter of Offer – This annex is substantially identical in all material respects to the cover letter attached as Annex 2 to the Contract, except that it (a) contains blanks instead of the names of the contractor and its representative, and (b) is not signed.

2.	Annex No. 2 to Annex 1 – Contract Model – This annex is substantially identical in all material respects to the Contract, except as follows:

(a)	Title – The Contract No. and name of the Contractor are blank.

(b)	Article I – Special Conditions – The information regarding the Company’s legal representative and all information regarding the Contractor are blank.

(c)	Section 1.1 – Purpose – The Contractor’s Offer No. and filing date are blank.

(d)	Section 1.4 – Value of Contract – The maximum value of the contract is blank.

(e)	Section 1.16 – Administrators – The information regarding the Contract Administrators of the Company and the Contractor are blank.

(f)	Section 1.20 – Notices – The contact information for the parties is blank.

(g)	Section 1.22 – Rates – This section is blank.

(h)	Section 2.4.3 – Annexes – The place of execution, date of execution and signature boxes are blank.

(i)	Section 1.16 – Administrators – The information regarding the Contract Administrators of the Company and the Contractor are blank.

3.	Annex No. 6 to Annex 1 – HSEQ Annex for Contractors – This annex is substantially identical in all material respects to Annex 4 to the Contract.

4.	Annex No. 7 to Annex 1 – Contractual Annex Corporate Social Responsibility – This annex is substantially identical in all material respects to Annex 5 to the Contract.

5.	Annex No. 8 to Annex 1 – Annex Invoicing – This annex is substantially identical in all material respects to Annex 6 to the Contract.